UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: September 29, 2005

Nuvelo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Industrial Road, Suite 310, San Carlos, California 94070

(Address of Principal Executive Offices, including zip code)

(650) 517-8000

(Registrant’s Telephone Number, including area code)

675 Almanor Avenue, Sunnyvale, California 94085

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 29, 2005 we issued a press release titled “Nuvelo Appoints Ted W. Love as Chairman of the Board,” a copy of which is attached hereto as exhibit 99.1 and is incorporated herein by reference.

Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in that press release of a reference to our Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K. The information available at such Internet address is not part of this Current Report on Form 8-K or any other report filed by us with the Securities and Exchange Commission.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press release titled “Nuvelo Appoints Ted W. Love as Chairman of the Board” dated September 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvelo, Inc. (Registrant)

By:	/s/ Gary S. Titus
Gary S. Titus
Vice President of Finance and Chief Accounting Officer

Dated: September 29, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release titled “Nuvelo Appoints Ted W. Love as Chairman of the Board” dated September 29, 2005.